UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2021

VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-03676	54-0649263
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6348 Walker Lane
Alexandria,	Virginia	22310
(Address of Principal Executive Offices)		(Zip Code)

(703) 960-4600
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.05 per share	VSEC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

VSE CORPORATION

VSE CORPORATION

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2021 Annual Meeting of Stockholders of VSE Corporation (the "Company") was held on May 5, 2021. At the annual meeting, the holders of 11,049,451 shares of the Company's common stock, which represents approximately 87.06% of the 12,691,570 outstanding shares entitled to vote as of the record date of March 17, 2021, were represented in person or by proxy. The six proposals voted on by the stockholders are described in more detail in the Company's definitive proxy statement dated April 2, 2021 and filed with the Securities and Exchange Commission on April 2, 2021.

Set forth below are the final voting results on the six proposals that were voted on by the stockholders at the annual meeting.

Proposal 1 - Election of Directors
With respect to the vote on the election of eight directors, each for a term of one year, to expire at the Company's 2022 annual meeting of stockholders, the "for" votes received by each director represented a minimum of approximately 86.87% of the total number of shares that were either voted at the meeting or for which the authority to vote for the proposed nominee was withheld. The final voting results were as follows:

Director	Votes Cast For	Votes Withheld
John A. Cuomo	10,076,073	166,735
Ralph E. Eberhart	10,048,613	194,195
Mark E. Ferguson III	9,904,581	338,227
Calvin S. Koonce	9,839,902	402,906
James F. Lafond	9,874,822	367,986
John E. Potter	9,904,955	337,853
Jack C. Stultz	8,898,408	1,344,400
Bonnie K. Wachtel	9,880,068	362,740

Proposal 2 - Increase the Number of Authorized Shares of Common Stock.

With respect to the vote to approve an amendment to the Company's Certificate of Incorporation (the "Charter") to increase the number of authorized shares of common stock from 15,000,000 to 50,000,000. The final voting results were as follows:

For	Against	Abstentions
5,202,721	5,822,221	24,509
This proposal required the affirmative vote of 6,345,786 shares to approve the proposal. As a result, the proposal to approve the Company's Charter to increase the number of authorized shares of common stock from 15,000,000 to 50,000,000 was not approved.

Proposal 3 - Ratify Grant Thornton LLP as Independent Registered Public Accountant.

With respect to the vote on the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2021, the final voting results were as follows:

For	Against	Abstentions
10,991,747	28,790	28,914

Proposal 4 - Non-Binding Advisory Vote on the Company's Executive Compensation.

With respect to the vote to approve the Company's Executive Officer Incentive Compensation Plan, the "for" votes received represented approximately 76.39% of the shares present at the meeting, in person or by proxy, and entitled to vote. The final voting results were as follows:

For	Against	Abstentions
7,807,667	2,412,383	22,758

Proposal 5 - Non-Binding Advisory Vote on the Frequency of Advisory Votes to Approve the Company's Executive Compensation.

With respect to the non-binding advisory vote on the frequency of advisory votes to approve the Company's executive compensation, the option of "one year" received 93.11% of the votes cast and is considered to be the option recommended by the stockholders. The number of votes received for the options of one, two or three years, and the number of abstentions and broker-non-votes, were as follows:

Votes For	Votes For	Votes For
1 Year Option	2 Year Option	3 Year Option	Abstentions
9,487,297	6,845	694,507	54,159

Proposal 6 - Approval of the VSE Corporation 2021 Employee Stock Purchase Plan.

With respect to the vote to approve the VSE Corporation 2021 Employee Stock Purchase Plan. The final voting results were as follows:

For	Against	Abstentions
10,120,764	114,575	7,469

VSE CORPORATION AND SUBSIDIARIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSE CORPORATION
(Registrant)

Date:	May 7, 2021	By:	/s/ Thomas M. Kiernan
Thomas M. Kiernan
Vice President, General Counsel and Secretary